NASDAQ: CELH


CELSIUS

INVESTOR PRESENTATION

June 2020


CELSIUS
LIVE FIT
NO PRESERVATIVES
RASPBERRY ACAI
CELSIUS
LIVE FIT
SPARKLING
ORANGE
HEALTHY ENERGY
ACCELERATES METABOLISM
BURNS BODY FAT
CELSIUS
LIVE FIT
SPARKLING

SAFE HARBOR STATEMENT

This presentation may contain statements that are not historical facts and are considered forward looking within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on our management's current beliefs, expectations and assumptions about future events, conditions and results and on information currently available to us. Discussions containing these forward-looking statements may be found, among other places, in the Sections entitled "Business Overview," "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" incorporated by reference from our most recent Annual Report on Form 10-K and in our subsequent Quarterly Reports on Form 10-Q, as well as any amendments thereto, filed with the SEC.

These forward looking statements contain projections of Celsius Holdings' future results of operations and the anticipated acquisition of Func Food Group Oyj and/or financial position, or state other forward-looking information. In some cases you can identify these statements by forward-looking words such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "should," "will," "would," or similar words. You should not rely on forward-looking statements since Celsius Holdings' actual results may differ materially from those indicated by forward-looking statements as a result of a number of important factors. These factors include, but are not limited to: general economic and business conditions; our business strategy for expanding our presence in our industry; anticipated trends in our financial condition and results of operation; the impact of competition and technology change; existing and future regulations affecting our business; the ability to promptly and effectively integrate our business with that of Func Food Group Oyj; and other risks and uncertainties discussed in the reports Celsius Holdings has filed previously with the Securities and Exchange Commission. Celsius Holdings does not intend to and undertakes no duty to update the information contained in this presentation.

All information presented for quarterly periods is unaudited. This presentation includes financial information prepared in accordance with accounting principles generally accepted in the United States ("GAAP"), as well as other financial measures referred to as non-GAAP. Management considers GAAP financial measures as well as such non-GAAP financial information in its evaluation of the Company's financial statements and believes these non-GAAP measures provide useful supplemental information to assess the Company's operating performance and financial position. These non-GAAP measures should be viewed in addition to, and not in lieu of, the Company's diluted earnings per share, operating performance and financial measures as calculated in accordance with GAAP.

CELSIUS
LIVE FIT



OUR MISSION

Celsius Holdings, Inc. (Nasdaq: CELH), founded in April, 2004, is a global company, with a proprietary, clinically proven formula for flagship brand **CELSIUS®**

Our mission - to become the global leader of a branded portfolio which is proprietary, clinically proven or innovative in its category, and offers significant health benefits.

CELSIUS®
LIVE FIT

TRENDS - "Fastest Growing Category in Food & Beverage"



ENERGY BEVERAGE LANDSCAPE (U.S.)
DOLLAR VOLUME CHANGE (MM)
$1,000
$800
$600
$400
$200
$ -
$200

	SOFT DRINKS	WATER	ENERGY	SPORTS DRINKS	RTD COFFEE	JUICE / JUICE DRINKS	TEA
DOLLAR VOLUME CHANGE (MM)	$571.5	$594.9	$912.3	$225.5	$47.8	$(126.7)	$(3.7)
DOLLAR PERCENT CHANGE	2.2%	3.8%	7.9%	3.9%	2.6%	-0.9%	-0.1%

Source: Nielsen AMC YTD W/E 12-07-19



ENERGY DRINK MARKET - GLOBAL(1)
USDbn
~7.0%
45.9
49.3
52.8
56.5
60.4
64.7
69.2
74.1
79.2
84.8
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

TOTAL BEVERAGE $ +2.8% YTD

DOLLAR VOLUME CHANGE (MM) $2,221.7

ENERGY DRINK CATEGORY GROWTH $ +7.9% YTD

- Global Energy Drink Market is expected to total **US$ 84.8 Billion by 2025**.
- Demand is driven by the **rise in health consciousness**, changing food preferences and hectic lifestyle.

(1) Sources: Euromonitor, Nutraceuticals World, Mordorintelligence, CBI, Grand View Research.

CELSIUS LIVE FIT



FUNCTIONAL ENERGY
CELSIUS
CELSIUS
CELSIUS
CELSIUS
CELSIUS


ASSAULTFITNESS

THE EVOLUTION OF ENERGY DRINKS

ENERGY DRINKS ARE HEADING INTO THE FUTURE RIDING A HEALTHY BUZZ.

Energy drink sales will **Grow 85%** between 2016-2025 for a total of **84.8 Billion** USD with Healthy Functional Energy Drinks over indexing in growth

Strong traction with many key demographics; e.g. **Males 18-35** and Hispanics with deep engagement. **Millenials over indexing** for regular usage occasions.

Demographic category shifts are driving further growth opportunities driven by aging consumers and broader female appeal

PREMIUMIZATION IN THIS CATEGORY PRESENTS A BIG OPPORTUNITY

Consumers demanding products with less sugar, **better for you ingredients** and functional benefits.

Global functional drink market is expected to **Grow By 156.0 Billion** USD during 2019 -2023, progressing at a CAGR of almost 11% during the period (Technavio Research)

INVESTMENT CONSIDERATIONS
KEY INVESTMENT HIGHLIGHTS

1 DISRUPTIVE, PROVEN, & PROPRIETARY FUNCTIONAL BEVERAGE
Celsius – backed by multiple clinical / university studies – is the only functional drink that burns calories, reduces fat and increases metabolism (1)

2 CAPITALIZING ON HEALTH & WELLNESS THROUGH INNOVATIVE & EXPANDING PORTFOLIO
Consumers are rapidly leaving artificial and sugary soft drinks and other traditional categories. Functional beverages have emerged as the fastest-growing category in the beverage industry.

3 STRONG MOMENTUM AND GROWTH TRAJECTORY
3-year 45% revenue CAGR – Celsius is exceeding competitors growth rate by 5.2x in Convenience – with September YTD 2019 Domestic revenue up 52% YoY

4 EXPANDING CHANNELS OF TRADE
Strong sell-throughs and expanded offerings with the biggest & best retailers in the grocery, nutrition & drug store channels including Target, CVS, and Rite Aid. Expanding top-tier distributor and wholesaler network including Anheuser Busch, Keurig Dr. Pepper, and the recent launch with Big Geyser. Fast growing nationwide vending channel and a robust e-commerce channel, including Amazon Prime distribution

5 SIGNIFICANT BRAND AWARENESS
Increased marketing effort has significantly enhanced Celsius positioning as the frontrunner for the healthy, functional alternative to conventional energy drinks appealing to a broad consumer demographic.

6 ACQUISITION TO FUEL GLOBAL GROWTH
Func deal solidifies leading position in the Nordics while opening the distribution channel to the rest of Europe and bringing an entirely new product offering with the innovative Fast Bar business


CELSIUS
CELSIUS
SPARKLING

CELSIUS
LIVE FIT

(1) Marketing claims validated by the National Advertising Division of the Better Business Bureau

CELSIUS IS **GAINING ATTENTION** FROM INDUSTRY LEADERS

We think niche brands like CELSIUS are also getting in on the action as they work to cultivate a following across this core demographic. WELLS FARGO SECURITIES

CELSIUS continues to prioritize building out its DSD and continues to see significant opportunities for expansion in the C-store channel (where ACV is still up earlier this year - and where its growth is rapidly eclipsing peers across the category). WELLS FARGO SECURITIES

Celsius's end game is to become a leading global brand, and as part of its expansion strategy, it recently acquired Nordic wellness company, Func Food. Apart from offering a new distribution platform for Europe, the acquisition is valued way below revenue multiple and will provide immediate accretion to shareholders… B RILEY

Bottom Line - While we still see plenty of challenges in Energy Drinks near term, we view the category as among the best-positioned in Beverages when consumer demand trends stabilize. Goldman Sachs Equity Research

We continue to think CELH could become an increasingly important player in the c-store channel over time and believe that the company has an exciting runway of potential growth ahead o[f]… WELLS FARGO SECURITIES

CELH is working to capitalize on years of shifting consumer preferences toward more healthy products - and management believes that the company's functional energy products - which contain no sugar, high fructose corn syrup, artificial colors/flavors, aspartame and preservatives - resonate well with Millennials and health conscious consumers of all ages. Goldman Sachs Equity Research

We continue to believe that, with enthusiastic consumer adoption and products that remain differentiated in the marketplace, CELH is positioned to continue to capture market share from legacy energy drinks… B RILEY

The health focused Energy Drinks should gain share from Juices and other sugary carbonated category over the long term. UBS

"The company delivered net sales of $28 mm in 1Q20, reflecting YoY growth of 95%. Growth was driven by new and expanded relationships with U.S. retailers and additional DSD distributor agreements. Indeed, its DSD distributor network recently grew to more than ~100 partners, compared to 50 in July 2019. CELH noted that it has joined the Anheuser-Busch distributor network, filling the void left by the MNST (KO) and VPX (PEP) distribution agreements"

VIVIEN AZER, COWEN

CELSIUS LIVE FIT

CELSIUS' FINANCIAL POSITIONING

LONG-TERM REVENUE GROWTH


$80
$70
$60
$50
$40
$30
$20
$10
$0
CAGR:
~45.1%
$17.2
$7.0
$22.8
$9.7
$36.2
$15.4
$52.6
$21.1
$75.0
$31.3
$58.2
YTD
$26.0
40.9%
42.7%
42.7%
40.0%
41.7%
44.7%
FY2015
FY2016
FY2017
FY2018
FY2019
6 MONTHS YTD 2020
REVENUE
GROSS PROFIT
% MARGIN



(1) ACV represents the total annual sales volume of retailers that can be aggregated from individual store-level up to larger geographical sets



CELSIUS is better positioned and set to capitalize on consumer health & wellness trends.

CELSIUS BRAND
PERFORMANCE VS. CATEGORY

CELSIUS.

+46.5% GROWTH
OUTPACING GROWTH 11.6X

COMMENTARY

- The Company is outpacing the category growth in the convenience channel by a measure of **11.6x**
- Per the latest SPIN 52-week ending July 12, 2020 convenience scan data brand Celsius **Grew 46.5% YoY** and is **ranked one of the Top 11 Brands** in the category with only an All-Commodity Volume up to **13.8%**, that's all accumulated volume
- Validating the strong demand by their portfolio

TOTAL CATEGORY $9.7 BILLION

CELSIUS BRAND RANKED 11TH TOP BRAND WITH ONLY 13.8% ACV

200+ BRANDS GROWING 4.0%

ENERGY	HEALTHY ENERGY	FUNCTIONAL ENERGY	SPORTS PERFORMANCE	HEALTH & WELLNESS
Red Bull	hi-ball ENERGY	bang, REIGN	C4	FITAID
ROCKSTAR ENERGY DRINK, MONSTER ENERGY	RUNA	UPTIME	XYIENCE	neuro

CELSIUS OUPACING GROWTH ACROSS MULTIPLE CONVENIENCE CHANNELS

(1) ACV represents the total annual sales volume of retailers that can be aggregated from individual store-level up to larger geographical sets
Latest 52 Weeks Ending 7/12/2020; SHELF STABLE FUNCTIONAL BEVERAGES; TPL; SPINSscan Conventional Markets Total US – CONVENIENCE

Route to Market – Strong Customer Base

Increasing Penetration Across Major Distribution Channels to <65k

CELSIUS
LIVE FIT

NATURAL CHANNEL
- The Fresh Market
- Sprouts Farmers Market

CONVENIENCE
- 7 Eleven
- QT QuikTrip
- K
- Speedway
- Holiday
- Sunoco
- Casey's General Store
- RaceTrac
- Tedeschi Food Shops

CONVENTIONAL GROCERY
- Publix
- meijer
- Harris Teeter Neighborhood Food & Pharmacy
- H-E-B
- Hannaford
- Food Lion
- Ralphs
- Giant Eagle
- Safeway
- Kroger
- HyVee
- Stop&Shop
- Mariano's

FITNESS
- Gold's Gym
- Crunch
- planet fitness
- Dick's Sporting Goods
- 24 Hour Fitness
- LA|FITNESS
- Equinox
- Xsport Fitness
- Anytime Fitness
- In-Shape Health Clubs
- Barry's Bootcamp

MASS MARKET
- Target
- Walmart Save money. Live better.

VITAMIN SPECIALTY AND DRUG
- The Vitamin Shoppe
- Rite Aid
- GNC Live Well
- Smoothie King
- CVS pharmacy

MILITARY
- AAFES Army and Air Force Exchange Service
- NEX Navy Exchange
- MCX Core Brands Corps Value

VENDING
- Vistar
- canteen
- FirstClassVending

E-COMMERCE
- amazon
- Walmart.com
- Bodybuilding.com

PLACEMENT: ENERGY & FUNCTIONAL


judgement free zone
planet fitness
LIVE FIT
CELSIUS
Thirsty?
CELSIUS LIVE FIT

EACH CHANNEL HAS A DEFINED PLACEMENT STRATEGY

CELSIUS IS SOLD **AMBIENT** AND **COLD** ACROSS CHANNELS IN **GROCERY** OR **PHARMACY** IN MULTIPACKS, IN **FITNESS** / EMERGING CHANNELS, COLD.

ROUTE TO MARKET - DISTRIBUTION / WHOLESALE NETWORK FOUNDATION

KEY DISTRIBUTORS AND WHOLESALERS

DSD - Benefits

- Improved Store Execution
- Increased SKU Placements
- Improved Velocity Rates
- Increased Distribution
- Cost Savings

135 Premier DSD Partners



unfi united natural foods

Sports Europa Products

John Lenore & Co. YOUR NEW AGE BEVERAGE DISTRIBUTOR

Anheuser-Busch

McLANE

MUSCLE FOODS USA

Eby-Brown

KDI Kimball Distributing Incorporated

KeHE DISTRIBUTORS

Bernick's

EAGLE DISTRIBUTING

BIG GEYSER INC.

POLAR

LIPARI

Core-Mark

Keurig DrPepper

pepsi

MillerCoors A MOLSON Coors COMPANY


CELSIUS
CELSIUS

CELSIUS LIVE FIT

▸PRODUCTS ▸POSITION ▸PLACEMENT ▸PROMOTION


CELSIUS


LIVE FIT TOUR

The original marketing mix (Product, Price, Place and Promotion or 4 P's as originally proposed by marketer and academic E. Jerome McCarthy (1960)



REAL MEANINGFUL EMOTIONAL & FUNCTIONAL CONNECTIONS

Connecting with health conscious consumers. Where they live, work and play, forging meaningful and emotional online and offline bonds with consumers.


RETAIL
TARGET
EVENTS
LIVE FIT TOUR
CAMPUS PROTEIN
CAMPUSPROTEIN.COM
DIGITAL
INFLUENCER
FUNCTIONAL
CELSIUS
LIVE FIT


CELSIUS
LIVE FIT
SPARKLING
ORANGE
TART CHERRY LIME
CELSIUS
LIVE FIT
CARBONATED
+ENERGY
FUELS RECOVERY
TART CHERRY
ELECTROLYTES
DIETARY SUPPLEMENT
CELSIUS
HEAT
PROVEN PERFORMANCE
JACKFRUIT
PROTEIN
ROX
DARK CHOCOLATE CRISP
COOKIES & CREAM
WHITE CHOCOLATE
VANILLA CHOCOLATE CRISP
Berry Chocolate Crisp
FAST
20G PROTEIN PER BAR
NO ADDED SUGAR
SALTED CARAMEL CRIS
PEANUT CARAMEL CRISP

INNOVATIVE PORTFOLIO

CAPITALIZING ON TODAY'S
HEALTH & WELLNESS TRENDS

CELSIUS FITNESS DRINK PRODUCT PORTFOLIO

CELSIUS®
LIVE FIT

GRAPEFRUIT MELON GREEN TEA NON•CARBONATED | RASPBERRY ACAI GREEN TEA NON•CARBONATED | PEACH MANGO GREEN TEA NON•CARBONATED | SPARKLING COLA | SPARKLING WILD BERRY | SPARKLING ORANGE | SPARKLING KIWI GUAVA | SPARKLING WATERMELON | SPARKLING GRAPE RUSH | SPARKLING FUJI APPLE PEAR



+99.1% GROWTH MULO CHANNEL*

*Latest 52 Weeks Ending 7/12/2020; SHELF STABLE FUNCTIONAL BEVERAGES; TPL; SPINSscan Conventional Markets Total US – MULO

Celsius is a Fitness Drink which has been clinically proven to accelerate metabolism and burn Calories & body fat while providing healthy energy. Available in both sparkling and non-carbonated flavors, Celsius is an ideal pre-workout drink and also serves as a refreshing alternative to coffee and other caffeinated drinks

CELSIUS SWEETENED WITH STEVIA

Celsius first line extension is both naturally sweetened and naturally caffeinated.

Celsius Stevia line is available in sparkling and non-carbonated flavors and contains the same proprietary formula proven to accelerate metabolism, burn body fat and provide healthy energy

SPARKLING GRAPEFRUIT | SPARKLING CUCUMBER LIME | SPARKLING ORANGE POMEGRANATE | WATERMELON BERRY NON•CARBONATED



CELSIUS ON-THE-GO

Celsius is available in a powder stick as a grab & go option for healthy energy anytime, anywhere.

Celsius On-The-Go packets are poured into water and the consumer is able to enjoy the same delicious taste that delivers the same proven functional benefits as traditional Celsius drinks.



O-T-G ORANGE | O-T-G BERRY | O-T-G COCONUT | O-T-G CRANBERRY LEMON | O-T-G DRAGONFRUIT LIME


CELSIUS

PROVEN FUNCTIONAL ENERGY

- THERMOGENIC
- ACCELERATES METABOLISM
- BURNS BODY FAT
- BURNS CALORIES
- PROVIDES HEALTHY ENERGY
- PROPRIETARY METAPLUS® BLEND

BRAND ADDING CATEGORY VALUE ATTRACTING MILLENNIAL AND HEALTH CONSCIOUS CONSUMERS

NO

SUGAR
HIGH FRUCTOSE CORN SYRUP
ARTIFICIAL COLORS / FLAVORS
ASPARTAME
PRESERVATIVES

0 SUGAR | GF GLUTEN FREE | KOSHER | NON GMO | CERTIFIED VEGAN VEGAN.ORG

CELSIUS
LIVE FIT



HOW DOES IT WORK?

PROPRIETARY FORMULATION

CELSIUS'® proprietary MetaPlus® formula, including green tea with EGCG, ginger and guarana seed, turns on thermogenesis, a process that boosts your body's metabolic rate.†*

Drinking CELSIUS® prior to fitness activities is proven to energize, accelerate metabolism, burn body fat and calories.†*


NO SUGAR • NO PRESERVATIVES
CELSIUS
LIVE FIT
SPARKLING
ORANGE
HEALTHY ENERGY*
ACCELERATES METABOLISM*
BURNS BODY FAT†*
0 SUGAR

CELSIUS LIVE FIT

†* Celsius alone does not produce weight loss in the absence of a healthy diet and moderate exercise. In a 10 week clinical study published in the Journal of International Society of Sports Nutrition, with sedentary men and women, the group who drank one Celsius per day experienced significantly better results

TRENDS: THE BIG PICTURE

OVERVIEW

- Functional beverages have emerged as the fastest-growing category in the beverage industry – a now firmly established trend
- Busier lifestyles and a focus on health and wellness are driving the need for convenient alternatives that give consumers a way to manage their well-being while they're on the go
- Consumers are increasingly seeking new alternative beverages that help them achieve and maintain their health and wellness goals
- Celsius' broad consumer demographic allows product to be distributed across more channels – including big-box retail, convenience, grocery, drug-store, fitness, health and wellness, and vitamin specialty – than any other functional or energy beverage

CELSIUS LIVE FIT

PIONEERING POSITION: FITNESS DRINK

Masses are leaving artificial or sugary carbonated drink and other categories in droves


NO SUGAR • NO PRESERVATIVES
CELSIUS
LIVE FIT
SPARKLING
ORANGE
HEALTHY ENERGY
ACCELERATES METABOLISM
BURNS BODY FAT
0
SUGAR

CELSIUS PIONEERS NEW GROUND

CLINICALLY-PROVEN FUNCTION + **HEALTHY ENERGY**

CELSIUS IS A **PROVEN FITNESS DRINK**

CONSUMERS ARE READY FOR ENERGY 2.0

SUGARY ENERGY EXIT IS NOW... CELSIUS IS HERE


CELSIUS


MONSTER
ENERGY
ULTRA BLUE
Red Bull
ENERGY DRINK

CONVENTIONAL ENERGY


wild berry
hi★ball
ENERGY
SPARKLING ENERGY WATER
RUNA
CLEAN ENERGY DRINK
Berry

HEALTHIER ENERGY


NO SUGAR • NO PRESERVATIVES
CELSIUS
LIVE FIT
SPARKLING
FUJI APPLE PEAR
HEALTHY ENERGY
ACCELERATES METABOLISM
BURNS BODY FAT
NO SUGAR • NO PRESERVATIVES
CELSIUS
LIVE FIT
SPARKLING
KIWI GUAVA
HEALTHY ENERGY
ACCELERATES METABOLISM
BURNS BODY FAT

HEALTHY FUNCTIONAL ENERGY


vitaminwater
bai
Bubbles
SPARKLING ANTIOXIDANT INFUSION
LAMBARI WATERMELON LIME

FUNCTIONAL

HEAT & BCAA PRODUCT PORTFOLIO

CELSIUS HEAT


PERFORMANCE ENERGY
CELSIUS
HEAT
PROVEN PERFORMANCE
STRAWBERRY DRAGONFRUIT
BLUEBERRY POMEGRANATE
JACKFRUIT
INFERNO PUNCH
ORANGESICLE
CHERRY LIME

STRAWBERRY DRAGONFRUIT | BLUEBERRY POMEGRANATE | JACKFRUIT | INFERNO PUNCH | ORANGESICLE | CHERRY LIME

Celsius Heat is a great-tasting carbonated pre-workout that contains 2,000mg of L-Citrulline and 300mg of caffeine. Celsius Heat has been designed to deliver the additional boost you need from your pre-workout drink and contains the clinically proven MetaPlus formula found in the original Celsius lines

CELSIUS® LIVE FIT BCAA +ENERGY


BLOOD ORANGE LEMONADE
CELSIUS
LIVE FIT
CARBONATED
BCAA
+ENERGY

BLOOD ORANGE LEMONADE


TART CHERRY LIME
CELSIUS
LIVE FIT
CARBONATED
BCAA
+ENERGY

TART CHERRY LIME


TROPICAL TWIST
CELSIUS
LIVE FIT
CARBONATED
BCAA
+ENERGY

TROPICAL TWIST

BCAA + Energy can help with reducing muscle fatigue during and post exercise, reducing muscle damage and soreness, and providing a source of energy and immunity support.

CELSIUS BCAA+ Energy contains no high fructose corn syrup, no aspartame, no preservatives, no artificial colors or flavors and zero sugar

Recover right with this refreshing blend of **BCAAs**, Tart Cherry, Vitamin D3 and Electrolytes that replenish and rebuild, from workout to work.

PRODUCT PORTFOLIO



FAST™
ROX
20G
PROTEIN PER BAR
NO ADDED SUGAR
Berry Chocolate Crisp
FAST



FAST™
NATURALLY HIGH
PROTEIN
STRAWBERRY WHITE CHOCO
HIGH IN PROTEIN
43%
ROX
Salted Caramel Crisp
FAST
20G
PROTEIN PER BAR
NO ADDED SUGAR
VEG
Crunchy Coconut
FAST
13 G VEGAN PROTEIN
FREE FROM ADDITIVES & SOY
HIT
Raspberry White Choco
FAST
HIGH PROTEIN 14 G
LOW SUGAR 1,7 G

FAST Sports Nutrition
FAST Ready To Drink Beverages
FAST Special Product Lines

FAST Sports Nutrition focuses on sports nutrition development, manufacture, and marketing. FAST has been a market leader since 2001. The FAST Sports Nutrition products are ideal for an active lifestyle and well-being promotion – whether you are a regular consumer of a top athlete. The versatile offering covers powder products, nutrition bars, ready-to-drink beverages, and special products. The FAST Sports Nutrition products are clean and safe to use. All the raw ingredients are supplied by guaranteed and trusted partners.

GROWING GLOBAL EXPANSION

Globally defined territories which currently provide marketing and sales support within their respective territory



CELSIUS
LIVE FIT





CELSIUS



CELSIUS

ASIA DISTRIBUTION PARTNERS

- Hong Kong launched through A.S. Watson Water distributors in 2017
- China market transitioned to recently closed nationwide distribution agreement with Qifeng Food Technology (Beijing) Co. Ltd
  - Celsius will receive over $19 million between 2019 and 2023, including $12.25 million in repayment of invested capital and $6.9 million from the royalty license fee
  - In 2024, agreement will transition to a 2%-3% volume-based royalty fee dependent on volume with minimum $2.2M royalty payment
- The China agreement creates a risk-mitigated method of capturing market share

EUROPEAN DISTRIBUTION

- Focused dedicated team in Nordics providing a playbook for further European expansion
  - Celsius is a top-selling fitness drink in Sweden. Finland expansion launched in 2016 accelerates growth
  - Norway launch February of 2018
    - Since product launch in Norway, the business is still in an emerging phase and the Company expects overall net revenue to grow as market share is captured
  - FAST portfolio is the market leader in Finland and has began expanding into Sweden



SWEDEN
MAXI ICA STORMARKNAD
ICA life
Hemköp
axfood
WiLLY:S
Bergendahls FOOD
FINLAND
S-RYHMÄ
EUROCASH CASH & CARRY
KESKO
LIDL
R kiosk
TOKMANNI
NORWAY
ELEVEN
XXL SPORTS & OUTDOOR
GYMGROSSISTEN.com

GROWTH STRATEGY | SHORT-TERM INNOVATION **PIPELINE**

→ **BUILD THE CORE**	Build upon the current product lines with new flavor launches.
→ **EXPANSION**	Expansion of products into adjacent categories.
→ **DISRUPT THE MARKET**	Introduce new products to the marketplace.

STRATEGY OBJECTIVES & GROWTH ROADMAP

TEAM VALUE
- Focused
- Disciplined
- Result Orientated
- Purpose Driven

BRAND BUILDING
- Build Brand Equity
- Increase Portfolio Breath
- Channel Expansion
- ACV Gains

SUPPLY CHAIN
- Improve margins
- Data Analytics
- Operational Focus
- Transform For Scale



CELSIUS

STRATEGIC ROAD MAP

Engage and inspire consumers to live an active healthy lifestyle and to partner with our brands for all facets of life!

Build brands consumers love in emerging on-trend categories to drive growth and shareholder value.

CELSIUS
LIVE FIT


BRAND POSITION
STRATEGIC INVESTMENTS
INNOVATION
SALES PERFORMANCE
COST SAVINGS
RUN RATE MARGINS
$
INCREASE SHAREHOLDER VALUE

CELSIUS FINANCIALS


CELSIUS
LIVE FIT
SPARKLING
CUCUMBER LIME
HEAT
PROVEN PERFORMANCE
BCAA
+ENERGY
TART CHERRY LIME

CELSIUS
LIVE FIT

Celsius Financial Performance

Despite some seasonality & International orders, business reflects an overall continued growth

Financial Profile YoY



In Millions
$80
$70
$60
$50
$40
$30
$20
$10
$0
$8 $9 $12 $14 $16 $18
$9 $14 $24 $39 $60 $40
$17 $23 $36 $53 $75 $58
CAGR: ~13%
CAGR: ~63%
CAGR: ~45%
International
Domestic
Full Company
2015 2016 2017 2018 2019 6M 20

Growth Trends in Revenue By Quarter (Unaudited)



$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$10.2 $3.6 $6.6
$10.8 $4.9 $5.9
$9.1 $2.4 $6.7
$12.1 $4.0 $8.1
$9.3 $0.8 $8.5
$16.6 $5.2 $11.4
$14.6 $3.6 $11.0
$14.5 $3.1 $11.4
$16.1 $1.7 $14.4
$20.4 $3.7 $16.8
$24.1 $7.1 $17.1
$28.2 $8.8 $19.4
$30.0 $9.2 $20.8
Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20
U.S Int.

Celsius Financial Performance (cont'd)

Strong gross margin profile and highly scalable business model

Growth Margin Profile

- 6M 2020 saw GM% benefit of Nordic Acquisition
- Gross profit profile allows for meaningful operations margins at scale
- Competitors such as Monster, exclude out-bound freight as part of cost of sales, when profits are "normalized" on a comparable basis, Celsius Margins are approximately 50%



60.0%
40.0%
20.0%
0.0%
44.7%
52.0%
6 Months YTD 2020
As Reported
W/O Freight

Gross Profit "Normalization" by Year



60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
43.0%
51.8%
41.2%
52.2%
46.1%
53.5%
2017
2018
2019
As Reported
W/O Outbound Freight

6M Ended 2020 Financial Snapshot

CELSIUS LIVE FIT

Revenue **$58.2m**, up 90%
- North America Revenue **$40.2m**, up **56%**

Gross Profit **$26.0m, up 106%**
- Gross Margin **44.7%**, excluding Outbound Freight 52.0%

Net Income **$2.1m**

Non-GAAP Adjusted EBITDA **$5.4m**

Cash **$20.1m**

Total Inventory **$23.5m**

Total Shares Outstanding 70.0M

Celsius Delivers **Record Second Quarter** on Revenue up 86%

Deliver 6 Consecutive Quarter of Quarter Over Quarter Growth in North America

Key Investors



Carl DeSantis
Former Founder and Chairman of ReXall Sundown Inc. which he built into the world's leading nutritional supplement supplier, sold for $1.8 billion in 2000



Li Ka-Shing
Horizons Ventures: investment arm of Mr. Li Ka-Shing. Asia's wealthiest individual. Assets include over 15,000 health & beauty retail locations

Key Management

Executive Management



JOHN FIELDLY – PRESIDENT & CEO

- Joined Celsius in 2012
- Over 20 years of broad financial and operational experience with extensive consumer goods background
- Held leadership roles at Lebhar-Friedman, a B2B Media Company that served the retail industry
- Began his career in retail within FDM channel through various leadership roles with the Eckerd Corporation; supported the sale to CVS in 2004
- B.S in Accounting from University of South Florida; Certified Public Accountant



EDWIN NEGRON-CARBALLO – CFO

- Joined Celsius in 2018
- Over 30 years of domestic and international financial and operational experience
- Previously worked at Concurrent Manufacturing Solutions, Sodexo S.A., Tyco Healthcare-Latin America, Energizer Battery, Frito-Lay and KPMG-Peat Marwick
- Member of the Board of Directors of BAS, S.A.
- Named Top 25 Hispanic Business Corporate Elite
- B.S Degree in Accounting from Louisiana State, MBA the John M. Olin School of Business at Washington University in St. Louis; Certified Public Accountant

CELSIUS LIVE FIT

BOARD OF DIRECTORS

A BREADTH OF INDUSTRY, FINANCIAL, & EXECUTIVE MANAGEMENT EXPERTISE

William H. Milmoe
CO-CHAIRMAN

- Finance and accounting
- President CDS International Holdings
- Financial career includes roles with: Price Waterhouse, General Cinema Corp, Pepsi, independent bottler

Kevin Harrington
DIRECTOR

- New product development
- TV show "Shark Tank" alumni Launched over 500 products "As seen on TV" infomercial pioneer

John Fieldly
DIRECTOR

- Celsius CEO and prior CFO
- Career includes roles with: Oragenics leader in novel antibiotics and proprietary OTC probiotics, Lebhar-Friedman leader in B2B publishing, Eckerd Corporation

Caroline Levy
DIRECTOR

- Consumer industry stock analyst for more than 30 years and brings a long-term, global perspective of the beverage industry
- Capital markets expertise and an extensive network of industry and investor relationships

Tony Lau
CO-CHAIRMAN

- Horizons Ventures
- Asian market expert
- IB professional, M&A

Nick Castaldo
DIRECTOR

- Consumer services business
- Chain restaurant, banking and retailing
- Equity Partner and member of the founding management team of *Anthony's Coal Fired Pizza*

Thomas E. Lynch
DIRECTOR

- Insurance
- Banking
- Public official

Hal Kravitz
DIRECTOR

- Extensive CPG/Beverage career and experience across all business functions
- Chairman, Board of Directors Certified Management Group
- Former CEO AQUA Hydrate 30 Year career at the Coca-Cola Company, most recently, President, Glaceau Division


CELSIUS
LIVE FIT
SPARKLING
ORANGE
HEALTHY ENERGY*
BURNS BODY FAT*
0
SUGAR

KEY TAKE AWAYS

- RESOUNDING CONSUMER DEMAND - TREND FORWARD
- RAPIDLY GROWING REVENUES AND GROSS PROFITS
- EXPANDED PRODUCT OFFERING
- INNOVATIVE PORTFOLIO CAPITALIZING ON HEALTH & WELLNESS TRENDS
- TRANSFORMING OPERATIONS FOR SCALE
- DISCIPLINED DATA DRIVEN TEAM

CELSIUS HOLDINGS, INC.

COMPANY CONTACTS

John Fieldly, CEO

Celsius Holdings, Inc.

561.276.2239

jfieldly@celsius.com

Edwin Negron, CFO

Celsius Holdings, Inc.

561.900.2351

enegron@celsius.com

INVESTOR RELATIONS

Cameron Donahue, Partner

Hayden IR

651.653.1854

cameron@haydenir.com

VISIT OUR NEW INVESTOR WEBSITE:

CELSIUSHoldingsINC.COM

CELSIUS

China Business Model Recap

X-Rate 7.07

Cash Summary:	Royalty Payments	Interest Payments	Principal Payments	USD Total	Cumm %
2020	340,156	371,781	1,162,617	1,874,553	10%
2021	750,566	351,966	1,743,926	2,846,458	24%
2022	1,440,453	288,641	2,325,234	4,054,328	45%
2023	1,874,300	217,093	2,906,543	4,997,936	70%
2024	2,165,460	154,790	3,487,851	5,808,101	100%
Totals	**6,570,934**	**1,384,270**	**11,626,171**	**19,581,375**	

- Cashflows start in 2020 = > ~$1.875m USD
- - ~45% of investment is recouped by 3 Yr.